MASSMUTUAL PREMIER FUNDS
MassMutual Short-Duration Bond Fund
(the “Fund”)
Supplement dated December 10, 2021 to the
Prospectus dated February 1, 2021 and the
Summary Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.
The following information replaced the information for the Fund found under the heading Purchase and Sale of Fund Shares on page 12 of the Prospectus:
Shares of the Fund are generally available through distribution channels, such as broker-dealers or financial institutions, and to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
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SDB-21-03

MASSMUTUAL PREMIER FUNDS
MassMutual High Yield Fund
(the “Fund”)
Supplement dated December 10, 2021 to the
Prospectus dated February 1, 2021 and the
Summary Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.
The following information replaced the information for the Fund found under the heading Purchase and Sale of Fund Shares on page 40 of the Prospectus:
Shares of the Fund are generally available through distribution channels, such as broker-dealers or financial institutions, and to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
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HY-21-02

MASSMUTUAL PREMIER FUNDS
MassMutual Short-Duration Bond Fund
MassMutual High Yield Fund
Supplement dated December 10, 2021 to the
Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective December 10, 2021, the following changes will be made with respect to the MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund (the “Funds”).
All references in the Funds’ Prospectus to MML Distributors, LLC in its capacity as the “Distributor” are hereby changed to ALPS Distributors, Inc.
All references in the Funds’ Prospectus to State Street Bank and Trust Company in its capacity as the “Transfer Agent” are hereby changed to ALPS Fund Services, Inc.
The following information replaces the information for the Funds found in the second paragraph under the heading Derivatives Risk in the section titled Additional Information Regarding Principal Risks on page 93:
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. Such regulations can, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish additional margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its investment adviser or subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
The following information replaces the information for the Funds found in the paragraph under the heading LIBOR Risk in the section titled Additional Information Regarding Principal Risks on page 98:
Certain instruments in which a Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have also announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new reference rates. Markets are developing but questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on a Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which a Fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
The following information replaces the information for the Funds found in the first paragraph under the heading Market Risk in the section titled Additional Information Regarding Principal Risks on page 99:
The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical, public health, and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Likewise, terrorism, war, natural and environmental disasters, and epidemics or pandemics may be highly disruptive to economies and markets. For example, the global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
The following information supplements the information for the Funds found in the section titled Buying, Redeeming, and Exchanging Shares as the new third paragraph on page 120:
The USA PATRIOT Act may require a Fund, a financial intermediary, or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a financial intermediary, or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.
The following information supplements the information for the Funds found in the section titled Buying, Redeeming, and Exchanging Shares as a new subsection prior to the heading titled How to Invest on page 122:
Transaction Orders by Telephone and in Writing
In general, you may purchase, exchange, or sell (redeem) shares on any business day through your financial intermediary or by contacting the transfer agent in writing or by telephone (“MassMutual Premier Funds—(Fund Name),” Attn: Transfer Agent, P.O. Box 1920, Denver, CO 80201 or by telephone: 1-855-439-5459).
The following information replaces the information for the Funds found under the heading How to Invest in the section titled Buying, Redeeming, and Exchanging Shares on page 122:

Outlined below are various methods for buying shares of the Funds:
Method	Instructions
Through your financial intermediary
Your financial intermediary can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your financial intermediary must receive your request in good order prior to the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern time. Your financial intermediary may charge you fees for executing the purchase for you.

By exchange
You or your financial intermediary may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by MML Advisers for shares of the same class of a Fund, subject to the conditions described in “Exchanges” above. In addition, you or your financial intermediary may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchanges.” To exchange, send written instructions to the applicable Fund, at the address noted below1 or call 1-855-439-5459.

By wire
You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-855-439-5459 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to MassMutual Premier Funds – (Fund Name), at the address noted below.1 After completing a new account application, please call 1-855-439-5459 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction2
You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1-855-439-5459. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

By check
To purchase shares of a Fund by check, make your check payable to ‘MassMutual Premier Funds’. Your checks should include the fund name which you would like to purchase along with your account number (if previously established). Your request should be mailed to the address listed below.1 The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents, or payments in foreign currencies are not acceptable forms of payment.

1
Regular Mail: “MassMutual Premier Funds – (Fund Name),” Attn: Transfer Agent, P.O. Box 1920, Denver, CO 80201.

Overnight Mail: “MassMutual Premier Funds – (Fund Name),” Attn: Transfer Agent, 1290 Broadway, Suite 1000, Denver, CO 80203.
2
The redemption of shares purchased by ACH transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

The subsections entitled Placing Transaction Orders–For Shareholders holding shares of the Trust prior to November 1, 2004, Transaction Orders by Telephone, and Transaction Orders in Writing are hereby deleted from the section titled Buying, Redeeming, and Exchanging Shares on page 122.
The following information replaces the sixth paragraph in the section titled Taxation and Distributions on page 126:
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute at least annually substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, except with respect to any capital gains, the Fund intends to declare a dividend daily and to pay out any dividends to shareholders at least monthly. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
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B3000M-21-06